Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

December 31, 2019

Shares		Value
Common Stocks – 99.9%
Aerospace & Defense – 3.9%
Boeing Co	526,787	$171,606,133
Lockheed Martin Corp	232,206	90,416,372
		262,022,505
Air Freight & Logistics – 1.8%
United Parcel Service Inc	1,020,013	119,402,722
Airlines – 0.9%
Delta Air Lines Inc	1,001,678	58,578,129
Automobiles – 0.6%
General Motors Co	1,056,765	38,677,599
Banks – 5.9%
JPMorgan Chase & Co	1,764,812	246,014,793
US Bancorp	2,535,766	150,345,566
		396,360,359
Beverages – 0.8%
Coca-Cola Co	1,027,247	56,858,121
Biotechnology – 1.2%
Gilead Sciences Inc	1,292,827	84,007,899
Capital Markets – 5.5%
CME Group Inc	923,042	185,272,990
Morgan Stanley	1,868,502	95,517,822
S&P Global Inc	161,000	43,961,050
TD Ameritrade Holding Corp	876,579	43,565,976
		368,317,838
Chemicals – 1.6%
LyondellBasell Industries NV	1,170,367	110,576,274
Commercial Services & Supplies – 1.1%
Waste Management Inc	644,944	73,497,818
Communications Equipment – 0.4%
Motorola Solutions Inc	150,000	24,171,000
Consumer Finance – 1.8%
American Express Co	957,309	119,175,397
Electrical Equipment – 0.9%
Rockwell Automation Inc	304,690	61,751,522
Electronic Equipment, Instruments & Components – 3.6%
Corning Inc	3,289,573	95,759,470
TE Connectivity Ltd	1,495,784	143,355,939
		239,115,409
Entertainment – 1.8%
Walt Disney Co	834,479	120,690,698
Equity Real Estate Investment Trusts (REITs) – 1.6%
Crown Castle International Corp	417,383	59,330,993
MGM Growth Properties LLC	406,078	12,576,236
Outfront Media Inc	1,259,455	33,778,583
		105,685,812
Food & Staples Retailing – 2.1%
Sysco Corp	1,624,644	138,972,048
Food Products – 1.6%
Hershey Co	438,397	64,435,591
McCormick & Co Inc/MD	249,000	42,262,770
		106,698,361
Health Care Equipment & Supplies – 3.3%
Abbott Laboratories	1,011,127	87,826,491
Medtronic PLC	1,194,917	135,563,334
		223,389,825
Health Care Providers & Services – 2.7%
Quest Diagnostics Inc	359,710	38,413,431
UnitedHealth Group Inc	493,873	145,188,785
		183,602,216
Hotels, Restaurants & Leisure – 6.1%
Carnival Corp	1,924,392	97,816,845
Las Vegas Sands Corp	794,062	54,822,041
Marriott International Inc/MD	276,000	41,794,680
McDonald's Corp	994,280	196,479,671
Six Flags Entertainment Corp	388,274	17,515,040
		408,428,277
Household Durables – 1.3%
Garmin Ltd	879,272	85,781,776

Shares		Value
Common Stocks – (continued)
Household Products – 1.7%
Clorox Co	376,181	$57,758,831
Procter & Gamble Co	440,000	54,956,000
		112,714,831
Industrial Conglomerates – 0.8%
Honeywell International Inc	303,000	53,631,000
Information Technology Services – 5.6%
Accenture PLC	1,002,478	211,091,793
Automatic Data Processing Inc	448,010	76,385,705
International Business Machines Corp	644,278	86,359,023
		373,836,521
Insurance – 1.3%
Travelers Cos Inc	665,004	91,072,298
Leisure Products – 1.2%
Hasbro Inc	760,018	80,265,501
Machinery – 2.0%
Caterpillar Inc	186,399	27,527,404
Deere & Co	627,242	108,675,949
		136,203,353
Media – 2.7%
Comcast Corp	2,243,179	100,875,760
Omnicom Group Inc	1,036,576	83,983,388
		184,859,148
Multiline Retail – 0.8%
Target Corp	434,000	55,643,140
Oil, Gas & Consumable Fuels – 2.0%
Chevron Corp	1,108,934	133,637,636
Pharmaceuticals – 7.4%
Bristol-Myers Squibb Co	1,449,558	93,047,128
Eli Lilly & Co	929,641	122,182,717
Merck & Co Inc	2,398,895	218,179,500
Pfizer Inc	1,649,028	64,608,917
		498,018,262
Road & Rail – 2.0%
CSX Corp	790,822	57,223,880
Union Pacific Corp	411,182	74,337,594
		131,561,474
Semiconductor & Semiconductor Equipment – 6.0%
Intel Corp	2,092,898	125,259,945
KLA Corp	415,654	74,057,073
Texas Instruments Inc	1,566,643	200,984,631
		400,301,649
Software – 5.9%
Microsoft Corp	2,513,577	396,391,093
Specialty Retail – 2.8%
Best Buy Co Inc	813,520	71,427,056
Home Depot Inc	546,694	119,387,036
		190,814,092
Technology Hardware, Storage & Peripherals – 4.2%
Apple Inc	966,433	283,793,050
Textiles, Apparel & Luxury Goods – 1.0%
VF Corp	690,667	68,831,873
Tobacco – 2.0%
Altria Group Inc	2,641,298	131,827,183
Total Common Stocks (cost $3,942,316,460)		6,709,163,709
Investment Companies – 0%
Money Markets – 0%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº,£ (cost $68,000)	67,993	67,993
Total Investments (total cost $3,942,384,460) – 99.9%		6,709,231,702
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		9,295,423
Net Assets – 100%		$6,718,527,125

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/19
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	$14,653	$(686)	$(7)	$67,993

	Share Balance at 9/30/19	Purchases	Sales	Share Balance at 12/31/19
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	7,910,000	38,666,454	(46,508,461)	67,993

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of December 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$6,709,163,709	$-	$-
Investment Companies	-	67,993	-
Total Assets	$6,709,163,709	$67,993	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.